EXHIBIT 99.1

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BEAR STEARNS
                                               BEAR STEARNS CAPITAL MARKETS INC.
                                                                 245 PARK AVENUE
                                                        NEW YORK, NEW YORK 10167
                                                                    212-272-2000


DATE:                 July 31, 2001

TO:                   Bank One, National Association as Grantor Trustee for
                      IndyMac  ARM  Grantor  Trust,  Mortgage  Pass-Through
                      Certificates,   Series 2001-H1, Class III-A-1
ATTENTION:            Sandra Whalen
TELEPHONE:            (212) 373-1184
FACSIMILE:            (212) 373-1383

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Mortgage Derivatives

REFERENCE NUMBER(S):  INDY1

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Capital Markets Inc. ("Bear Stearns") and IndyMac ARM Grantor Trust, Series 2001-H1 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 1991 ISDA DEFINITIONS (the "1991 Definitions"), as supplemented by the 1998 SUPPLEMENT TO THE 1991 ISDA DEFINITIONS (the "Supplement") and as amended and supplemented by the 1998 ISDA EURO DEFINITIONS (the "Euro Definitions") (collectively the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

    Trade Date:                          June 21, 2001

    Effective Date:                      July 31, 2001

    Start Amount:                        USD 225,000,000.00


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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 2 of 11

    Notional Amount:         For any Calculation Period, the product of a) the
                             Start Amount and b) the Pool Factor.

    Termination              Date: The earlier to occur of (a) the date on which
                             the aggregate outstanding principal balance of the Reference Certificate is reduced to zero or (b)
                             April 25, 2006, subject, in each case, to adjustment in accordance with the Business Day
                             Convention.

    Reference Certificate:   IndyMac ARM Grantor Trust, Mortgage Pass-Through
                             Certificates, Series 2001-H1 Class III-A-1, issued pursuant to a Grantor Trust Agreement (the "Grantor
                             Trust Agreement"), dated as of July 31, 2001, between Structured Asset Mortgage Investments Inc.
                             and Bank One, National Association.

    Prospectus               Supplement: USD 519,699,800 IndyMac ARM Trust,
                             IndyMac ARM Grantor Trust, Mortgage Pass-Through
                             Certificates, Series 2001-H1 dated July 27, 2001, with IndyMac Bank, F.S.B, as Originator and Master
                             Servicer and Structured Asset Mortgage Investments
                             Inc. as Seller.

    Pool Factor:             For any Calculation Period the ratio of (a) the
                             outstanding principal balance of the entire Class of the Reference Certificate as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Reference Certificate are not made on such day, as of the close of business on the next day on which such remittances are made) to (b) the Start
                             Amount.

    BEAR STEARNS FLOATING
    AMOUNTS:

       Floating Rate Payer:  Bear Stearns

       Floating Rate Payer
       Payment Dates: The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2001 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention..

       Floating Rate for
       initial Calculation
       Period:               To be determined

       Floating Rate Option: USD-LIBOR-BBA

       Designated Maturity:  1 month


       Spread:               Plus 35 basis points


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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 3 of 11


       Floating Rate
       Day Count Fraction:   Actual/360

       Reset Dates:          The first day of each Calculation Period.

       Compounding:          Inapplicable

    COUNTERPARTY FLOATING
    AMOUNTS:

       Floating Rate Payer:  Counterparty

       Floating Rate Payer
       Payment Dates: "Delayed Payment" is applicable; the Counterparty Floating Rate Payer Payment Dates shall be the day that is twenty four (24) calendar days following each Counterparty Floating Rate Payer Period End Date, subject to adjustment in accordance with the Following Business Day Convention;

       Floating Rate Payer
       Period End Dates:     The 1st calendar day of each month during the Term
                             of this Transaction, commencing August 1, 2001 and ending on April 1, 2006, with No Adjustment.

                             Notwithstanding anything to the contrary contained in Section 4.13 of the ISDA Definitions, the initial Calculation Period for the Counterparty Floating Amounts shall commence on July 1, 2000.

       Floating Rate for the
       Initial Calculation
       Period:               6.50827 %

       Floating Rate:        For any Counterparty Floating Rate Payer
                             Calculation Period after the Initial Calculation
                             Period, the Counterparty Floating Rate shall be a per annum rate equal to the weighted average of the "Net Rates" (as defined in the Prospectus
                             Supplement) of each Group 3 Mortgage Loan, where such Net Rates shall be weighted by the outstanding principal balance of each Group 3 Mortgage Loan as of the 1st day of the Counterparty Floating Amount
                             Calculation Period, minus 0.379%.

       Floating Rate Day
       Count Fraction:       30/360


    Business Day Convention: Following


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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 4 of 11

    Business Days:           New York

    Calculation Agent:       Bear Stearns

3.  Account Details and
    Settlement Information:  PAYMENTS TO BEAR STEARNS:
                             Citibank, N.A, New York
                             ABA Number: 021-000-089, for the account of Bear, Stearns Securities Corp.
                             Account Number: 0925-3186, for further credit to Bear Stearns Capital Markets Inc.
                             Sub-account Number: 101-90012-11
                             Attention: Derivative Operations

                             PAYMENTS TO COUNTERPARTY:
                             Bank One, NA Chicago
                             Account Number: 1043256
                             ABA Number: 071-000013
                             For further Credit to Trust A/C No. 205203-000 IndyMac ARM Grantor Trust 2001-H1
                             Attention: Sandra Whalen

4. PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to this Transaction.

2)  TERMINATION PROVISIONS. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Bear Stearns or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will apply to Bear Stearns and will not apply to Counterparty. "Threshold Amount" for "Specified Indebtedness" shall equal to USD 10,000,000.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this
Agreement:


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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 5 of 11

    (i)   Market Quotation will apply.

    (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

(h) Neither Section 5(a)(ii) or Section 5(a)(iv) shall apply to Bear Stearns or Counterparty.

3) Tax Representations.

(a) Payer Tax Representation. For the purpose of Section 3(e) of this ISDA Form Master Agreement, Bear Stearns and Counterparty each make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

     Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, Bear Stearns and Counterparty make the following representations:

     (i)  The following representation applies to Bear Stearns:

          For the purpose of Section 3(f), Bear Stearns represents that (i) it is a "foreign financial institution" and a "non-US branch (or office) of a foreign person" in each case within the meaning, respectively, of Sections 1.165-12(c)(1)(iv) and 1.1441-4(a)(3)(ii) of the United
          States Treasury Regulations and (ii) it is a "foreign person" within the meaning of Section 1.6041-4(a)(4) of the United States Treasury Regulations

     (ii) The following representation applies to Counterparty


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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 6 of 11


          For the purpose of Section 3(f), Counterparty makes no representations.

4) DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a):

     (1)  Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO     FORM/DOCUMENT/                 DATE BY WHICH TO
DELIVER DOCUMENT      CERTIFICATE                    BE DELIVERED
Counteraparty         A correct, complete and        (i) Before the first
                      executed U.S. Internal         Payment Date under this
                      Revenue Service Form W-9       Agreement, (ii) promptly
                      (or any successor              upon reasonable demand by
                      thereto), that eliminates      Bear Stearns, and (iii)
                      U.S. federal backup            promptly upon learning
                      withholding tax on             that any such form
                      payments under this            previously provided has
                      Agreement.                     become obsolete or
                                                     incorrect.

     (2)  Other documents to be delivered are:

PARTY REQUIRED   FORM/DOCUMENT/            DATE BY WHICH TO       COVERED BY
TO DELIVER       CERTIFICATE               BE DELIVERED           SECTION 3(D)
DOCUMENT                                                          REPRESENTATION

Bear Stearns    Any documents            Upon the execution          Yes
and the         required by the          and delivery of this
Counterparty    receiving party to       Agreement and such
                evidence the             Confirmation
                authority of the
                delivering party or
                its Credit Support
                Provider, if any,
                for it to execute
                and deliver this
                Agreement, any
                Confirmation, and
                any Credit Support
                Documents to which
                it is a party, and
                to evidence the
                authority of the
                delivering party or
                its Credit Support
                Provider to perform
                its obligations
                under this
                Agreement, such

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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 7 of 11


PARTY REQUIRED   FORM/DOCUMENT/            DATE BY WHICH TO       COVERED BY
TO DELIVER       CERTIFICATE               BE DELIVERED           SECTION 3(D)
DOCUMENT                                                          REPRESENTATION

                Confirmation and/or
                Credit Support
                Document, as the
                case may be

Bear Stearns    A certificate of an       Upon the execution and    Yes
and the         authorized officer        delivery of this
Counterparty    of the Bear Stearns       Agreement and such
                and its Credit            Confirmation
                Support Provider, if
                any, as to the
                incumbency and
                authority of the
                respective officers
                of the Bear Stearns
                and such Credit
                Support Provider
                signing this
                Agreement, any
                relevant Credit
                Support Document, or
                any Confirmation, as
                the case may be



5)  MISCELLANEOUS.

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to Bear Stearns:

           Address:     245 Park Avenue, New York, New York  10167
           Attention:   Derivatives Documentation - 3rd Floor
           Facsimile:   (212) 272-9857/7429
           Telephone:   (212) 272-2711

     with a copy to:

           Address:     One Metrotech Center North, Brooklyn, New York 11201
           Attention:   Derivative Operations - 7th Floor
           Facsimile:   (212) 272-1634


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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 8 of 11

               (For all purposes)

     Address for notices or communications to the Counterparty:

           Address:     Bank One, National Association, as Auction Administrator
                        153 West 51st Street
                        New York, N.Y. 10019
           Attention:   Ms. Sandra Whalen
           Facsimile:   (212) 373-1383
           Telephone:   (212) 373-1184

          (b)  Process Agent. For the purpose of Section 13(c):

                        Bear Stearns appoints as its
                        Process Agent:   Not Applicable

                        The Counterparty appoints as its
                        Process Agent:   Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master
     Agreement:

     Bear Stearns is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is Bear Stearns.

Credit Support Document. (i) For Bear Stearns, the Guaranty of The Bear Stearns Companies Inc. ("TBSCI"), which will be a Credit Support Document and which Bear Stearns will provide upon execution of this Agreement and (ii) for Counterparty, the Grantor Trust Agreement (as defined above).

(f)  Credit Support Provider.

     Bear Stearns:     TBSCI shall be the Credit Support Provider.
     The Counterparty: Not Applicable


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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 9 of 11

(g)  Governing Law.    The parties to this Agreement hereby agree that the law
     of the State of New York shall govern their rights and duties in whole.

(h) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(k) Amendments. No amendment or modification in respect of this Agreement will be effective unless (a) it is in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties hereto, and (b) each of Moody's Investors Services ("Moody's") and Standard & Poor's Rating Services ("S&P") have confirmed that the amendment or modification will not result in the withdrawal or downgrade of the rating assigned by it to the Reference Certificates or the placement of such ratings on credit watch.

(l) Assignment. Bear Stearns may assign and delegate all, but not less than all, its rights and obligations under this Agreement to any of its affiliates at any time, so long as the obligations of Bear Stearns continue to be supported by a guarantee of TBSCI (if the assignee is not itself TBSCI), and each of Moody's and S&P have confirmed that the assignment of this Agreement will not result in the withdrawal or downgrade of the rating assigned by it to the Reference Certificates or the placement of such ratings on credit watch.

(m) Non-Petition. Bear Stearns hereby covenants, to the fullest extent permitted by law, that it will not at any time institute against Counterparty, or join in any institution against Counterparty of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other proceedings under any United States federal or state bankruptcy, insolvency or similar law in connection with any obligations relating to this Transaction or any


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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 10 of 11

other agreement relating to this Transaction, until at least one year and one day after the payment in full of all amounts payable in respect of the Reference Certificates.

6) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that Bear Stearns shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

7) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g)     Relationship Between Parties.

     Each party represents to the other party on each date when it enters into a Transaction that:--

     (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

    (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction;

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact ROBIN BLACK by telephone at 212-272-6345. For all other inquiries please contact NIAMH ANSLEY by telephone at 353-1-402-6225. Originals will be provided for your execution upon your request.




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Reference Number: INDY1
INDYMAC ARM Grantor Trust, Series 2001-H1
July 31, 2001
Page 11 of 11


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,


BEAR STEARNS CAPITAL MARKETS INC.


By:    /s/ Peter S. Croncota
       ------------------------------
       Name: Peter S. Croncota
       Title:   Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


INDYMAC ARM GRANTOR TRUST, SERIES 2001-H1


By:    /s/ Sandra Whalen
       ------------------------------
       Name: Sandra Whalen
       Title:   Authorized Signatory